Exhibit 99.1

First Western Financial, Inc. The First, Western-Based Private Trust Bank Investor Presentation July 2019

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western’s management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward- looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

A Wealth Manager on Private Trust Bank Platform

Overview

- Niche-focused regional wealth manager built on a private trust bank platform
- Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets

Target Market

- Households of $1+ million liquid net worth
- High net worth and high growth markets
- Colorado, Arizona, Wyoming and California

Competitive Advantage

- Operates as one integrated firm, not silos
- Team approach benefits clients, First Western
- Local boutique private trust bank offices with central product experts

Company Highlights as of 6/30/2019

(Dollars in millions, unless otherwise noted)

- Assets: $1,190
- Gross Loans: $939.4
- Total Deposits: $1.0 billion
- AUM: $5.97 billion

- CET1 Ratio: 11.41%
- Tier 1 Ratio: 11.41%
- Leverage Ratio: 9.01%
- TRBC Ratio: 13.04%



WY
CA
CO
AZ
Office Locations

First Western Financial, Inc. (FW)
Financial Holding Company

- **First Western Trust Bank** — Colorado state chartered bank (14 locations)
  - **First Western Merger Corporation** — State licensed insurance agency
- **First Western Capital Management Co.** — Registered investment advisor (1 location)

3

MYFW: Our Five Core Strengths

Differentiated, Proven in the Marketplace	▪ **Niche-focused** franchise headquartered in Denver, Colorado ▪ Well-positioned in many **attractive markets** in Arizona, California, Colorado and Wyoming ▪ **Specialized central expertise** to compete with siloed national, regional firms ▪ Delivered through **local, boutique trust banking teams** so clients "owned" by MYFW, not associates
Built in Operating Leverage	▪ **Strong profit center margins at maturity**, growth opportunities in current and new markets ▪ **Revenue growth** in both fee income and net interest income, with liability sensitive balance sheet ▪ Scalable, **leverageable high fixed cost Product and Support Centers** ▪ Operating **expense investment already in place** for growth and expansion
Highly Desirable Recurring Fee Income	▪ **~50% fee income**, consistently through MYFW history ▪ Primarily **recurring** trust and investment management ("TIM") fees ▪ **Low risk, "sticky" wealth/trust business** with comprehensive product offering ▪ **Multiple entry points with ConnectView®** – proprietary review process to service, **cross-sell**
Experienced, Tested Team	▪ Executives are **major bank/professional firm trained**, with deep relationships in communities ▪ Achieved **growth through** business and economic **cycles**, capital constraints ▪ Healthy relationship with all regulators with **strong risk management** culture ▪ CEO with **proven track record** for creating value in previous bank ownership
Unique Opportunity for Investors	▪ At critical mass but small market share, **many current and new market** opportunities ▪ **Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition** ▪ Few large Colorado bank alternatives for investors and clients, creating **lift-out opportunities** ▪ **MYFW was capital constrained**: IPO provided growth capital, paid off high cost capital, debt

First Western's core strengths provide the foundation for driving shareholder value

4

5 Rationale for Starting First Western Competition is Everyone and No One

Team: Ready to Take MYFW to the Next Level

Name	Title	Years at FW	Years in Industry	Prior Experience
Scott C. Wylie	Chairman, CEO & President	17	32	▪ Chairman & CEO, Northern Trust Bank of Colorado ▪ Chairman & CEO, Trust Bank of Colorado ▪ CEO, Equitable Bancshares of Colorado and Women's Bank, Chairman, Equitable Bank ▪ Chairman, American Fundware ▪ President & CEO, Bank and Trust of Puerto Rico ▪ Associate, First Boston Corporation
Julie A. Courkamp	Chief Financial Officer & Treasurer	13	19	▪ Assurance services with PricewaterhouseCoopers ▪ Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology and Operations
John E. Sawyer	Chief Investment Officer	2	26	▪ Chief Investment & Fiduciary Officer, BBVA Compass Bank ▪ President & COO, Florida-based boutique wealth management firm ▪ Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets
Scott J. Lawley	Chief Credit Officer	1	32	▪ Sr. Credit Officer & Segment Risk Officer, Huntington National Bank ▪ Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank ▪ Lending positions with Fleet Bank
Josh M. Wilson	Regional President, CO / WY	7	20	▪ CFO, international oil and gas operating company ▪ PC President at First Western ▪ Executive with Bank One, JP Morgan and Vectra Private Bank
Dan C. Thompson	Regional President, AZ / CA	15	26	▪ Team Leader within Private Wealth Advisors , Merrill Lynch ▪ Positions in the High Net Worth and Q.A. group, Charles Schwab & Co.

Senior management team upgraded over past year to prepare for next phase of growth

6

FIRSTwestern

MYFW's Sophisticated Board of Directors

Name	Title	Primary Business
Scott C. Wylie	Chairman, CEO & President	▪ First Western Financial, Inc.
Julie A. Caponi, CPA	Board Director / Trustee	▪ Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) ▪ Former audit partner at Deloitte ▪ Board member & Audit Committee chair for FCF (NYSE)
David R. Duncan	Board Director / Trustee	▪ Energy ▪ Winery Executive, Silver Oak Cellars ▪ Entrepreneur, board member, business leader
Thomas A. Gart	Board Director / Trustee	▪ Real Estate Developer ▪ Specialty Retail Executive ▪ Family business, PE investing across broad range of industries
Patrick H. Hamill	Board Director / Trustee	▪ Real Estate Developer ▪ Home Builder Executive ▪ Entrepreneur, business/community leader, real estate expertise
Luke A. Latimer	Board Director / Trustee	▪ Utility Maintenance ▪ Construction Executive ▪ Family business, public bank board
Eric D. Sipf, CPA[(1)]	Board Director / Trustee	▪ Former Healthcare Executive ▪ US Army ▪ Asset management, finance, bank board, M&A
Mark L. Smith	Board Director / Trustee	▪ Real Estate Developer ▪ Entrepreneur, community leadership, real estate expertise
Joseph C. Zimlich, CPA	Board Director / Trustee	▪ Family Office Executive ▪ Corporate leadership, board, investment management

(1) CPA license inactive.

7

Success in Expansion and Acquisition Growth January 2004 Acquired Westcor Insurance Group, Inc. January 2004 Acquired James Sprout & Associates, Inc. January 2004 Acquired Poudre River Valley Trust Company February 2005 Acquired Sterling Partners/ Silversmith Financial Corp September 2006 Acquired Reber/Russell Company May 2008 Asset purchase from Financial Management Advisors, LLC September 2008 Acquired Ryder, Stilwell Inc. March 2009 Asset purchase from GKM Advisors, LLC February 2012 Acquired trust department assets of First National Bank of Wyoming September 2017 Asset purchase from EMC Holdings, LLC Acquisitions Office Openings February 2011 Denver Tech Center (DTC)/Cherry Hills Englewood, CO February 2014 Jackson Hole, WY June 2005 Cherry Creek, CO September 2007 Boulder, CO January 2005 Northern Colorado Fort Collins, CO March 2004 Denver, CO January 2012 Laramie, WY September 2017 Greenwood Village, CO September 2011 Phoenix, AZ October 2015 Aspen, CO 2004 2006 2008 2010 2012 2014 2016 2018 November 2008 Scottsdale, AZ May 2008 Los Angeles, CA 8 February 2015 Fort Collins, CO 2019 June 2019 Vail Valley Avon, CO

$110 $159 $327 $433 $478 $525 $509 $485 $533 $610 $673 $814 $894 $939 $102 $147 $270 $407 $472 $530 $596 $561 $589 $710 $754 $816 $938 $1,005 $1,256 $1,378 $2,133 $3,057 $4,119 $4,042 $3,952 $4,523 $4,842 $4,744 $4,926 $5,374 $5,235 $5,968 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $0 $200 $400 $600 $800 $1,000 $1,200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2'19 Assets Under Management ($ millions) Total Deposits and Gross Loans ($ millions) Gross Loans Total Deposits Assets Under Management 9 Emerging From a Cycle of Capital Constraint Growth & Expansion Conservative Growth Capital Constrained Growth Growth & Expansion

Great Markets, Scarce Investment Opportunity

FIRSTwestern

First Western Market Favorability[1]

- **Denver, Colorado (2018)**
  - #1 best metro for small business employment
  - #5 best economy among large U.S. cities, population tripled ('00)
  - Employment reached record-high in 2Q 2018 (up 4.1% YoY)
- **Fort Collins, Colorado (2017)**
  - #1 for stable & growing housing market
  - Manufacturing for Anheuser-Busch, Broadcom, Intel
- **Phoenix, Arizona (2017)**
  - Total personal income rose 4.3% for state
  - Employment increased 3.5% for state
  - #3 in personal income growth, #5 for economic momentum

Deposits by MSA[2]

Deposits by State	
Colorado	77%
Arizona	15%
Wyoming	8%



Glenwood Springs, CO 3%
Jackson, WY 8%
Boulder, CO 10%
Denver, CO 44%
Phoenix, AZ 15%
Fort Collins, CO 20%

Colorado Chartered Banks (Assets > ~$1.0 billion)

As of March 31, 2019	Current Ownership	Total Assets ($bn)
FirstBank	Private	19.0
NBH Bank	Public (NYSE: NBHC)	5.8
Bank of Colorado	Private (Sub. of Pinnacle Bancorp-NE)	4.1
Sunflower Bank	Private	3.8
Alpine Bank	Private	3.7
ANB Bank	Private	2.6
Citywide Banks	HTLF (Acquired in 2017)	2.2
First Western Trust Bank	**Public (Nasdaq: MYFW)**	**1.1**

MSA	State	Market Share	Projected % Change in HHI of $200M + (2019-2024)[3]
Denver-Aurora-Lakewood	CO	0.45	35.49
Fort Collins	CO	2.15	44.99
Phoenix-Mesa-Scottsdale	AZ	0.13	41.62
Boulder	CO	0.83	28.76
Jackson	WY/ID	2.90	21.42
Glenwood Springs	CO	1.17	24.61
National Average			**31.93**

Small market share and growing household income means lots of room to grow

(1) Source: 2018 Downtown Denver Partnership Report; Ft. Collins Chamber of Commerce; University of Arizona; Fed Funds Info; Realtor.com.
(2) Source: S&P Global Market Intelligence as of 06/30/2018.
(3) Percentage income growth for households with over $200,000 in current household income (HHI).
Note: Demographic data provided by Nielsen per US Census data.

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11 The Roadmap to Shareholder Value Creation Short-Term Goals Long-Term Goals Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform ▪ Embedded earnings growth drivers • Benefit from operating leverage • Integrate mortgage and capital management operations • Leverage other product groups ▪ Accelerate revenue growth • Leverage expanded trust and IM teams • Add trust and IM products, services • Build traction with Wealth Advisors ▪ Add commercial banking depth • Cross sales to target wealth management clients • High margin products through existing channels ▪ Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions • ~50 offices • $7-8 million in revenue per office • 60% contribution margin per office ▪ Build footprint, scale and operating leverage with M&A • Capital and earnings accretive ▪ Create, roll out virtual private bank • Robo advisor tied to bank •“Buy up” into expert advice ▪ Upgrade wealth management platform • Fully integrated front end ▪ Sell wholesale TIM services to other banks

▪ Finance & Accounting ▪ Risk & Compliance ▪ Enterprise Technology ▪ Human Capital ▪ Credit Analysis ▪ Bank & Trust/Investment Operations ▪ Marketing/Branding Our local, boutique private trust bank offices compete with the biggest wealth managers in the country… First Western Product Groups (PG) Support Centers (SC) Profit Centers (PC) Organizational Structure Built for Scale ▪ Investment Management ▪ Fiduciary/ Trust ▪ Wealth Planning ▪ Retirement Services ▪ Insurance ▪ Mortgage Services ▪ Treasury Management Full Bank and Trust: ▪ Aspen, CO ▪ Boulder, CO ▪ Cherry Creek, CO ▪ Denver, CO ▪ DTC/Cherry Hills, CO ▪ Northern Colorado ▪ Jackson Hole, WY ▪ Scottsdale, AZ ▪ Phoenix, AZ Loan Production Offices: ▪ Ft. Collins, CO ▪ Greenwood Village, CO ▪ Vail Valley, Avon, CO Trust Offices: ▪ Century City, CA ▪ Laramie, WY 12 Big operating leverage from expert, high fixed cost teams Very profitable when mature

Integrated Team Approach in Boutique Offices President Private Bankers Wealth Advisor Trust Officer 13 Lenders Portfolio Managers Team-based incentives Relationship-based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView® Team Philosophy 1. 2. 3. 4. 5. … by working as a team to grow relationships

Acquire, Cross Sell Clients Using Product Groups

Our local profit centers team with specialized product experts through **ConnectView®**

Commercial Banking	▪ Corporate loans to match specific needs ▪ Well-versed in working with **complex cash flows and business models** ▪ Customized treasury management products and services
Retirement / 401(k) Plan Consulting	▪ **Retirement plan consultants** partnering with businesses to sponsor retirement plans ▪ Creative corporate retirement plan design, analysis solutions, fiduciary liability management ▪ HSAs, third party administrative services, ERISA compliance and education
Residential Mortgage Lending	▪ Mortgage banking **specializing in high net worth lending** ▪ Underwritten to Fannie Mae and Freddie Mac guidelines ▪ Portfolio lending and secondary sales
Wealth Planning	▪ Wealth planning with specialized services (e.g. philanthropic) ▪ **Proprietary ConnectView® approach**, with access to CFPs, CPAs and estate planning attorneys ▪ Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance
Investment Management	▪ Provide a **broad range of asset and sub asset classes** ▪ Create unique solutions through internal research, proprietary and third-party investment options ▪ Central team creates the platform for Portfolio Managers to service clients, manage accounts
Trust	▪ **Fiduciary wealth management** with expert review of client objectives, creating solutions ▪ Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship ▪ WY tax-exempt asset protection, special needs trusts, escrow services, family office services

14

(1) Investment Policy Committee (IPC), Investment Management (IM), Business Development Officers (BDO). Teamwork Drives Client Satisfaction, Retention 15 Example of investment management teamwork shows how MYFW, not relationship managers, owns our clients Profit Centers Product Groups Support Centers Team Based Compensation Portfolio Managers Wealth Advisors (BDOs(1)) Wealth Planning IPC / IM Research(1) Trust Investment Operations Trust Operations Risk / Compliance Service Expertise Support Sales Client

$43.7 $49.7 $54.3 $55.2 $57.8 $29.4 $31.3 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 YTD 2Q18 YTD 2Q19 Non-Interest Income, excluding net gain/(loss) on sale of securities Net Interest Income Our High-Quality, Recurring Revenues 16 (1) See Non-GAAP reconciliation Earnings Themes ▪ Diverse, stable, desirable revenue mix ▪ Attractive markets and business model ▪ Robust earnings growth ▪ Investments made in long term growth ▪ Significant opportunities to improve operating leverage Gross Revenue(1) ($millions) Non-interest Income $8.6 Million Net Interest Income $8.0 Million 48.1% 51.9% Q2’19 Gross Revenue

Managed Trust $1.7 28.0% 401(k)/ Retirement $1.0 16.7% Directed Trust $0.9 15.6% Custody $0.5 7.7% Investment Agency $1.9 32.0% $27.7 $27.2 $14.2 $15.6 December 31, 2017 December 31, 2018 June 30, 2018 June 30, 2019 Diverse Sources of Fee Income 17 (1) As of or for the six months ended June 30, 2019 (unaudited). Totals may not add up due to rounding. AUM Composition(1) by Account Type ($billions) YTD 2019 Non-Interest Income ($millions) Trust and Investment Management ▪ Guided architecture ▪ Customized investment solutions ▪ Internally manage ~$1.0 billion in AUM $6.0 billion Non-Interest Income ($millions) $15.6 million 30.3% Mortgage $4.7 4.0% Bank Fees $0.6 4.3% Insurance $0.7 1.2% Other $0.2 60.2% Trust & Advisory $9.4

57.6% 46.2% 39.1% 33.7% 33.6% 33.4% 31.4% 30.2% 28.0% 27.3% 26.9% 26.8% 26.5% 17.8% 17.4% ALRS MYFW UMBF CATC BMTC BPFH WASH TSC SYBT UVSP PGC CFR TMP FFWM FRC Noninterest Income/Operating Revenue Peer Average Private Bank Model Generates Strong Fee Income 18 Nearly Half of Operating Revenue Generated by Fee Income Source: S&P Global Market Intelligence (for the 12 months ended March 31, 2019)

$532.5 $610.4 $672.8 $813.7 $894.0 $939.4 2014 2015 2016 2017 2018 Q2'19 Our Balanced, Private Banking Loan Portfolio 19 Historical Gross Loans ($millions) Q2 2019 Loan Portfolio by Collateral Type (1) Lending Strategy (1) As of June 30, 2019, excluding deferred costs, net ▪ Gross loans increased 11.5% from June 30, 2018 ▪ Well balanced loan production driving growth in all areas except for commercial real estate ▪ Added production from mortgage acquisition ▪ Return on equity based relationship pricing ▪ High net worth, relationship lending model 1-4 Family Residential 39.9% Non-owner Occupied CRE 16.3% Cash, Securities & Other 15.9% C&I 11.6% Owner Occupied CRE 12.0% C&D 4.3%

1.12 0.98 0.96 0.90 0.83 0.81 2014 2015 2016 2017 2018 Q2'19 0.07 0.19 0.07 0.00 0.00 0.00 2014 2015 2016 2017 2018 Q2'19 2.03 1.19 0.54 0.52 2.13 1.36 2014 2015 2016 2017 2018 Q2'19 2.04 1.20 0.70 0.50 1.82 1.13 2014 2015 2016 2017 2018 Q2'19 11 Quarters of No Net Charge-offs NPAs / Assets (%) NPLs / Loans (%) Net Charge-offs / Average Loans (%) Loan Loss Reserves / Gross Loans (%) 20

$588.8 $709.9 $753.9 $816.1 $937.8 $1,005.2 2014 2015 2016 2017 2018 Q2'19 A Balanced, Growing Core Deposit Base 21 Historical Total Deposits ($millions) Q2 2019 Deposit Composition(1) Deposit Strategy (1) As of June 30, 2019. ▪ Total deposits increased 19.1% from June 30, 2018 ▪ Cross-sell additional products and services to depositors ▪ Relationship lending, trust/IM deposits ▪ Generate leads through BDOs and Treasury Management MMDA 50.6% Time Deposits 17.5% NOW 8.8% Savings accounts 0.3% Noninterest- bearing accounts 22.8%

$43.5 $45.6 $49.8 $49.5 $50.2 $27.3 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 YTD 2Q19 $43.7 $49.7 $54.3 $55.2 $57.8 $31.3 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 YTD 2Q19 Revenue Growth Exceeding Expense Growth 22 Gross Revenue(1) ($millions) Total Non-Interest Expenses ($millions) (1) See Non-GAAP reconciliation $486 $4,774 $4,556 $5,795 $7,602 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 2014-2018 Pre-Tax, Pre-Provision Income(1) ($000s) Earnings Per Share $0.18 $0.15 $0.08 $0.19 $0.22 $0.21 $0.33 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 EPS Adjustment for Goodwill Impairment (1)

23 MYFW’s Embedded Earnings Growth Drivers Removed Capital Constraints Reduce Expenses and Improve Operating Efficiency Added Revenue Generators Drive Client Acquisition and Increase Share of Wallet ▪ Lowered capital costs by ~$2.7 million (after-tax) per year ▪ Historical balance sheet growth was Basel III constrained to qualify as small BHC (<$1 billion in assets) ▪ Eliminated redundancies and rent expense in 2018 ▪ Capital investment in platform is now in place ▪ Minimal incremental back office expense needed to support continued growth ▪ Integrating technology into operations ▪ Experienced executive leadership added in 2018 ▪ Added wealth advisors/BDOs ▪ Added MLOs in offices in 2018 and 2019 ▪ Generate referrals for new client relationships ▪ Develop new products to meet the needs of our clients ▪ Added client relationship and profitability tools • Managed centrally by treasury desk ▪ Build out existing markets and employ highly capable associates with local market experience/relationships ▪ Identify new markets to establish profit centers without a proportionate increase in product group or support center expenses

Progress Report on Earnings Drivers 24 (1) See Non-GAAP reconciliation Earnings Driver Progress Report Lower capital costs • 2019 is first full year with no preferred stock dividend payment Increased loan growth • 11.5% loan growth from 2Q18 to 2Q19 • Growth coming in all portfolios except commercial real estate Higher fee income • Mortgage activity improving after slowdown in 4Q18 • Restructured mortgage division to drive profitability Improved operating leverage • 2018 expense reductions eliminated redundancies • 2Q19 efficiency ratio(1) improved to 78.2% vs 88.8% in 2Q18 Profit centers gaining scale Q2 2019 year over year total revenue increases for selected profit centers: • Aspen: +26% • Denver: +35% • Jackson Hole: +27%

Outlook 25 ▪ Business development platform expected to continue to gain traction and drive further increases in gross revenue ▪ Second half of 2019 expected to be as strong as the first half ▪ Mortgage activity expected to remain strong ▪ Continued improvement in operating efficiencies despite further investment in revenue generating positions ▪ Expansion into Vail Valley market enhances new business development opportunities ▪ Share repurchase program supports attractive investment opportunity

Experienced, Tested Team Built-in Operating Leverage Highly Desirable Recurring Fee Income Differentiated, Proven in the Marketplace Unique Opportunity for Investors MYFW’s core strengths provide the foundation for driving shareholder value A Unique and Attractive Investment 26

Appendix

Holistic, Integrated Risk Management 28 Purpose ▪ Holistic approach for the oversight, control, and discipline to drive continuous improvement ▪ Everyone’s responsibility and non-compliance is not an option ▪ Governance framework for the process of anticipating, identifying, assessing, managing and monitoring risks Objectives ▪ Define risk appetite framework ▪ Define risk areas and responsibilities ▪ Identify key risk activities for the defined risk areas ▪ Establish risk tolerance for defined risk areas ▪ Establish systems for identifying and reporting risks, including emerging risks ▪ Monitor compliance with strategies designed to mitigate identified risks ▪ Ensure effective and timely implementation of corrective actions ▪ Integrate risk management framework objectives into performance evaluation framework Responsibilities ERM Committee: ▪ Oversee and support the Senior Risk Officer ▪ Establish risk tolerances and parameters (“risk appetite”) to assess risks and design adequate mitigation strategies Senior Risk Officer: ▪ ERM program to create and monitor risk management practices • Perform company-wide risk assessment, including relative risk ratings • Assign risk owners and approve action plans • Review and monitor risk mitigation initiatives and status • Review and report to ERM committee: • Specific areas of risk and respective Risk Area Owner responsible for the risks existing in that area • Magnitude of all material business risks • Processes, procedures and controls in place to manage material risks • Overall effectiveness of the risk management process • Evaluate risks and provide guidance on new or proposed products, services or businesses

Key Themes of ERM– In the Business 29 Ensure Compliance ▪ Meet regulatory requirements ▪ Comply with good industry practices ▪ Effective, efficient, and smart compliance – a change agent for better business decisions Limit Potential Losses Improve Profitability Support Growth Risk Overlay for Decision Making Improve Stakeholder Management Define Governance and Organization ▪ Create appropriate transparency on risk, capital and balance-sheet usage, accounting implications ▪ Effectively limit risks and avoid reputational damage ▪ Strong risk controlling and monitoring ▪ Maintain both economic as well as accounting perspective ▪ Ensure decision-oriented processes ▪ Maintain efficient and lean risk management – standardization and differentiation ▪ Improve quality of problem loan management ▪ Optimize ALM and transfer pricing in cooperation with CFO/treasury ▪ Anticipate changes in the Company’s risk profile ▪ Ensure scalability and flexibility of core processes ▪ Improve balance-sheet management ▪ Contribute to powerful product offering ▪ Integrated risk, finance and capital perspective into business planning and management process ▪ Strong risk and finance capabilities through frontline tools, trainings, and incentives in IT/operations, HC ▪ Implement a strong risk and performance culture throughout the organization ▪ Improve planning and steering concepts, data management with CEO, CFO and treasury ▪ Satisfy Board requirements on transparency and decisions support ▪ Maintain effective relations with regulators ▪ Define risk structure’s mandate and organization, create independent risk view in core decisions ▪ Ensure CFO’s mandate and organization in capital and balance-sheet management, ALM, treasury, funding ▪ Define and implement ERM approach ▪ Ensure appropriate people development: knowledge, experience, stature, motivation and culture

FIRSTwestern

Non-GAAP Reconciliation

Consolidated Pre-tax, Pre-provision Income	For the Twelve Months Ended December 31,				
(Dollars in thousands)	2014	2015	2016	2017	2018
Net Income, as reported	$10,990	$2,650	$2,302	$2,023	$5,647
Provision for loan losses	1,455	1,071	985	788	180
Income tax (benefit) expense	(11,959)	1,053	1,269	2,984	$1,775
Pre-tax, Pre-provision Income	**$486**	**$4,774**	**$4,556**	**$5,795**	**$7,602**

Impact of Goodwill impairment – Net income available to common shareholder	For the Three Months Ended,
(Dollars in thousands, except per share data)	June 30, 2019
Net income available to common shareholders	$1,404
Plus: Goodwill impairment including tax Impact	1,182
Adjusted net income to common shareholders	**$2,586**

Impact of Goodwill impairment – Earnings Per Share	For the Three Months Ended,
(Dollars in thousands, except per share data)	June 30, 2019
Earnings per share	$0.18
Plus: Goodwill impairment including tax impact	0.15
Adjusted earnings per share	**$0.33**

Consolidated Efficiency Ratio	For the Three Months Ended,				
(Dollars in thousands)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Non-interest expense	$13,084	$12,176	$11,649	$12,602	$14,659
Less: Amortization	230	208	163	173	142
Less: Goodwill impairment	-	-	-	-	1,572
Adjusted non-interest expense	$12,854	$11,968	$11,486	$12,429	$12,945
Net interest income	$7,577	$7,788	$7,899	$7,971	$7,960
Non-interest income	6,892	6,638	6,351	6,976	8,586
Total income[1]	$14,469	$14,426	$14,250	$14,947	$16,546
Efficiency ratio	**88.8%**	**83.0%**	**80.6%**	**83.2%**	**78.2%**

(1) Quarterly information has not been audited.

30

31 Non-GAAP Reconciliation Consolidated Gross Revenue For the Years Ended, (Dollars in thousands) 2014 2015 2016 2017 2018 Total income before non-interest expense $42,533 $49,339 $53,394 $54,501 $57,617 Less: Net gain on sale of securities 321 717 114 81 - Plus: Provision for credit loss 1,455 1,071 985 788 180 Gross revenue $43,667 $49,693 $54,265 $55,208 $57,797 Consolidated Gross Revenue For the Six Months Ended(1) June 30, (Dollars in thousands) 2018 2019 Total income before non-interest expense $29,308 $31,377 Plus: Provision for (recovery of) credit loss 116 (78) Gross revenue $29,424 $31,299 (1) Quarterly information has not been audited.